UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: August 2, 2011

Date of earliest event reported: July 27, 2011

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Shuman Blvd.

Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 438-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 2, 2011, OfficeMax Incorporated (the “Company”) issued an Earnings Release announcing its earnings for the second quarter of 2011. The earnings release is attached hereto as Exhibit 99.1. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference to such filing

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Director Restricted Stock Unit Awards

Through the 2003 OfficeMax Incentive and Performance Plan (the “Plan”) each non-employee director annually receives a form of long-term equity compensation with a value of $100,000. On July 27, 2011, the Executive Compensation Committee of the board of directors determined that the 2011 director award would be granted in the form of restricted stock units (“RSUs”). In connection with the grant, each director will enter into a 2011 Director Restricted Stock Unit Award Agreement (an “Agreement”), in the form attached hereto as Exhibit 99.2.

The Agreement states that the award is subject to the terms of the Plan. Each award will vest six months following the grant date if the recipient is still a Company director at that time. An award will vest immediately if a director terminates board service prior to the six month anniversary of the grant date due to such director’s death or total and permanent disability. Unless otherwise approved by the board, if a director terminates board service prior to the six month anniversary of the grant date for a reason other than death or total and permanent disability, such director’s award will be forfeited. Vested RSUs will be payable six months following the date of a director’s termination of board service due to such director’s (i) retirement or resignation from the board, (ii) death or (iii) total and permanent disability. The vesting and payment of the RSUs may accelerate upon a change in control in certain circumstances. The award is not transferable. Holders of RSUs have no voting rights but do receive notional dividends (if any are paid), which are accumulated and paid in cash at the time the award is paid.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the form of Agreement, included as Exhibit 99.2 to this filing. Exhibit 99.2 is incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	OfficeMax Incorporated Earnings Release dated August 2, 2011

Exhibit 99.2	Form of 2011 Director Restricted Stock Unit Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2011

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description

Exhibit 99.1	OfficeMax Incorporated Earnings Release dated August 2, 2011

Exhibit 99.2	Form of 2011 Director Restricted Stock Unit Award Agreement